SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) January 21, 2000
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                           UNITED WATER RESOURCES INC.
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                 1-858-6                       22-2441477
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(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)

200 Old Hook Road, Harrington Park, New Jersey                          07640
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (201) 784-9434
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     In a special meeting held on January 20, 2000, shareholders of United Water Resources Inc. ("UWR") approved the proposed acquisition of UWR by Suez Lyonnaise des Eaux, through UWR's merger with LAH Acquisition Co., a wholly owned subsidiary of Lyonnaise American Holding, Inc., which is in turn controlled by Suez Lyonnaise des Eaux. As a result of the merger, UWR will become a wholly owned subsidiary of Suez Lyonnaise des Eaux but will retain its corporate existence.

     The press release filed as an exhibit hereto contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant and Suez Lyonnaise des Eaux to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements, including expectations regarding the future results of operations of Registrant, Suez Lyonnaise des Eaux and
Lyonnaise American Holding, Inc. and the combined company, the intended financing of the merger and receipt of regulatory approvals. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations, including development uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to resources, uncertainties relating to domestic and international economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC Filings, including the Registrant's Proxy Statement and the Form 13E-3 filed by the Registrant, Suez Lyonnaise des Eaux, Lyonnaise American Holding, Inc. and LAH Acquisition Co., both of which were filed on December 10, 1999, and which are incorporated herein by reference, for a description of such factors. UWR assumes no responsibility to update forward-looking information contained herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          99.1 Press Release of United Water Resources Inc. issued on January 20, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                UNITED WATER RESOURCES INC.


Dated: January 21, 2000                         By: /s/ Donald L.  Correll
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                                                  Name:  Donald L. Correll
                                                  Title: Chief Executive Officer

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

                                  Exhibit Index

Exhibit
Number         Description
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 99.1          Press Release of United Water Resources Inc. issued on
               January 20, 2000.